Going Concern	6 Months Ended
Sep. 30, 2023
Going Concern [Abstract]
GOING CONCERN

NOTE 2 — GOING CONCERN

The Company’s financial statements is prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern.

As of September 30, 2023, the Company had current assets of RMB237.2 million (US$33.0 million) and current liabilities of RMB255.6 million (US$35.6 million), resulting in a working capital deficit of approximately RMB18.4 million (US$2.6 million). As of March 31, 2023, the Company had current assets of RMB237.0 million and current liabilities of RMB245.7 million, resulting in a working capital deficit of approximately RMB8.7 million.

The Company had accumulated deficit of RMB175.9 million and RMB186.4 million (US$26.0 million) as of March 31, 2023 and September 30, 2023, respectively. For the six months ended September 30 2023, the Company incurred a net loss of RMB11.8 million (US$1.6 million).

The Company continues to focus on improving operational efficiency and cost reductions, developing core cash-generating business and enhancing efficiency. The Company expects that the existing and future cash generated from operation will be sufficient to fund the future operating expenses and capital expenditure requirements. In addition, the Company is also working on raising additional funding to finance the operations as well as business expansion.

The consolidated financials have been prepared assuming that the Company will continue as a going concern and, accordingly financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.